                                                                    EXHIBIT 23.2

            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 23, 2000, included in the Proxy Statement of IKOS Systems, Inc. that is made a part of the Registration Statement (Amendment No. 1 to Form S-4) and Prospectus of Synopsys, Inc. for the registration of its shares of common stock.


/s/ ERNST & YOUNG LLP

San Jose, California

October 15, 2001